SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2007
Northwest Bancorp, Inc.
(Exact name of registrant as specified in its charter)

United States	0-23817	23-2900888

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 Liberty Street Warren, Pennsylvania	16365

(Address of principal executive office)	(Zip code)
Registrant’s telephone number, including area code: (814) 726-2140
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The Board of Directors of Northwest Bancorp, Inc. (the “Company”) has approved an amendment to Article III, Section 2 of Company’s Bylaws to increase the size of the Board from eight members to nine members. The amendment was effective on May 16, 2007. The language of Article III, Section 2 of the Company’s Bylaws is attached as an exhibit to this Current Report.
Item 9.01. Financial Statements and Exhibits.
     (a) Not Applicable.
     (b) Not Applicable.
     (c) Not Applicable.
     (d) Exhibits.

Exhibit No.	Exhibit

3	Text of amendment to Bylaws

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCORP, INC.

DATE: May 22, 2007	By:	/s/ William W. Harvey, Jr.

William W. Harvey, Jr. Chief Financial Officer